SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report: August 13, 2002 Date of earliest event reported: August 13, 2002

PFIZER INC. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-3619 (Commission File Number)	13-5315170 (I.R.S. Employer Identification No.)

235 East 42nd Street New York, New York (Address of principal executive offices)		10017 (Zip Code)

Registrant's telephone number, including area code: (212) 573-2323

Item 7(c). Exhibits

99.1 99.2

Statement Under Oath of Principal Executive Officer dated August 13, 2002, Regarding Facts and Circumstances Relating to Exchange Act Filings.

Statement Under Oath of Principal Financial Officer dated August 13, 2002, Regarding Facts and Circumstances Relating to Exchange Act Filings.

Item 9. Regulation FD Disclosure

Attached and incorporated herein by reference as Exhibits 99.1 and 99.2, respectively, are copies of Statements Under Oath, dated August 13, 2002, of the Principal Executive Officer and the Principal Financial Officer of Pfizer Inc. regarding facts and circumstances relating to Exchange Act Filings.

SIGNATURE

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

PFIZER INC.

Dated: August 13, 2002	By: s/ MARGARET M. FORAN Name: Margaret M. Foran Title: Secretary; Vice President - Corporate Governance

Index to Exhibits

      Exhibit No.

99.1 99.2

Statement Under Oath of Principal Executive Officer dated August 13, 2002, Regarding Facts and Circumstances Relating to Exchange Act Filings.

Statement Under Oath of Principal Financial Officer dated August 13, 2002, Regarding Facts and Circumstances Relating to Exchange Act Filings.